UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2021

GRAYBUG VISION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39538	452120079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
275 Shoreline Drive, Suite 450 Redwood City, CA		94065
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 487-2800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each classTradingSymbol(s)Name of each exchange on which registeredCommon Stock, $0.0001 par value per shareGRAYThe Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 2, 2021, Graybug Vision, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders and the following proposals were adopted:

1.

Election of one Class I director, Christy Shaffer, Ph.D., to serve a three-year term, which will expire at the 2024 Annual Meeting of Stockholders or until such time as her successor has been duly elected and qualified:

Nominees	Shares For	Shares Withheld/Abstaining	Broker Non-Votes
Christy Shaffer, Ph.D.	11,385,601	275,471	3,372,431

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Shares For	Shares Against	Shares Withheld/Abstaining	Broker Non-Votes
14,976,016	27,736	29,751	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAYBUG VISION, INC.

Date: June 4, 2021	By:	/s/ Robert S. Breuil
Robert S. Breuil
Chief Financial Officer